EXHIBIT 99.6
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
Accrued Interest Date:                                                                                     Collection Period Ending:
25-Jun-02                                                                                                               30-Jun-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                                 Period # 14
25-Jul-02                                ------------------------------


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Balances
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                                                                                               Initial           Period End
      Receivables                                                                       $1,489,992,840         $861,155,531
      Pre-Funding Account                                                                  $99,965,067                   $0
      Capitalized Interest Account                                                          $1,045,665                   $0
      Reserve Account                                                                      $22,349,893          $21,528,888
      Yield Supplement Overcollateralization                                                $8,157,907           $4,042,541
      Class A-1 Notes                                                                     $329,000,000                   $0
      Class A-2 Notes                                                                     $448,000,000          $56,230,051
      Class A-3 Notes                                                                     $499,000,000         $499,000,000
      Class A-4 Notes                                                                     $274,000,000         $274,000,000
      Class B Notes                                                                        $31,800,000          $31,800,000

Current Collection Period
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      Beginning Receivables Outstanding                                                   $905,345,795
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                            $22,598,763
                Receipts of Pre-Paid Principal                                             $20,900,193
                Liquidation Proceeds                                                          $458,819
                Principal Balance Allocable to Purchased Receivables                                $0
                Release from Pre-Funding Account                                                    $0
           Total Receipts of Principal                                                     $43,957,775

           Interest Distribution Amount
                Receipts of Interest                                                        $6,024,388
                Servicer Advances                                                                   $0
                Reimbursement of Previous Servicer Advances                                   ($55,162)
                Accrued Interest on Purchased Receivables                                           $0
                Recoveries                                                                     $54,168
                Capitalized Interest Payments                                                       $0
                Net Investment Earnings                                                        $34,726
           Total Receipts of Interest                                                       $6,058,121

           Release from Reserve Account                                                             $0

      Total Distribution Amount                                                            $50,015,896

      Ending Receivables Outstanding                                                      $861,155,531

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                                  $89,800
      Current Period Servicer Advance                                                               $0
      Current Reimbursement of Previous Servicer Advance                                      ($55,162)
      Ending Period Unreimbursed Previous Servicer Advances                                    $34,638

Collection Account
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      Deposits to Collection Account                                                       $50,015,896
      Withdrawals from Collection Account
           Servicing Fees                                                                     $754,455
           Class A Noteholder Interest Distribution                                         $3,475,988
           First Priority Principal Distribution                                                    $0
           Class B Noteholder Interest Distribution                                           $144,690
           Regular Principal Distribution                                                  $43,710,368
           Reserve Account Deposit                                                                  $0
           Unpaid Trustee Fees                                                                      $0
           Excess Funds Released to Depositor                                               $1,930,395
      Total Distributions from Collection Account                                          $50,015,896

Accrued Interest Date:                                                                                     Collection Period Ending:
25-Jun-02                                                                                                               30-Jun-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                                 Period # 14
25-Jul-02                                ------------------------------

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Excess Funds Released to the Depositor
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           Release from Reserve Account                     $1,104,757
           Release from Collection Account                  $1,930,395
      Total Excess Funds Released to the Depositor          $3,035,152

Note Distribution Account
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      Amount Deposited from the Collection Account         $47,331,047
      Amount Deposited from the Reserve Account                     $0
      Amount Paid to Noteholders                           $47,331,047

Distributions
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      Monthly Principal Distributable Amount           Current Payment        Ending Balance       Per $1,000         Factor
      Class A-1 Notes                                               $0                    $0            $0.00          0.00%
      Class A-2 Notes                                      $43,710,368           $56,230,051           $97.57         12.55%
      Class A-3 Notes                                               $0          $499,000,000            $0.00        100.00%
      Class A-4 Notes                                               $0          $274,000,000            $0.00        100.00%
      Class B Notes                                                 $0           $31,800,000            $0.00        100.00%

      Interest Distributable Amount                    Current Payment            Per $1,000
      Class A-1 Notes                                               $0                 $0.00
      Class A-2 Notes                                         $354,788                 $0.79
      Class A-3 Notes                                       $1,954,417                 $3.92
      Class A-4 Notes                                       $1,166,783                 $4.26
      Class B Notes                                           $144,690                 $4.55



Carryover Shortfalls
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                                                       Prior Period Carryover   Current Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                        $0                    $0               $0
      Class A-2 Interest Carryover Shortfall                        $0                    $0               $0
      Class A-3 Interest Carryover Shortfall                        $0                    $0               $0
      Class A-4 Interest Carryover Shortfall                        $0                    $0               $0
      Class B Interest Carryover Shortfall                          $0                    $0               $0


Receivables Data
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                                                      Beginning Period          Ending Period
      Number of Contracts                                       52,289                49,437
      Weighted Average Remaining Term                            39.05                 37.23
      Weighted Average Annual Percentage Rate                    7.61%                 7.60%

      Delinquencies Aging Profile End of Period          Dollar Amount             Percentage
           Current                                        $779,419,601                90.51%
           1-29 days                                       $66,968,085                 7.78%
           30-59 days                                      $10,767,226                 1.25%
           60-89 days                                       $2,502,368                 0.29%
           90-119 days                                        $643,045                 0.07%
           120+ days                                          $855,207                 0.10%
           Total                                          $861,155,531               100.00%
           Delinquent Receivables +30 days past due        $14,767,845                 1.71%

Accrued Interest Date:                                                                                     Collection Period Ending:
25-Jun-02                                                                                                               30-Jun-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                                 Period # 14
25-Jul-02                                ------------------------------

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      Charge-offs
           Gross Principal Charge-Offs for Current Period                                     $232,488
           Recoveries for Current Period                                                       $54,168
           Net Losses for Current Period                                                      $178,320

           Cumulative Realized Losses                                                       $3,512,792


      Repossessions                                                                      Dollar Amount                       Units
           Beginning Period Repossessed Receivables Balance                                 $1,933,069                          80
           Ending Period Repossessed Receivables Balance                                    $1,531,417                          67
           Principal Balance of 90+ Day Repossessed Vehicles                                  $320,783                          13



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                                      $4,289,948
      Beginning Period Amount                                                               $4,289,948
      Ending Period Required Amount                                                         $4,042,541
      Current Period Release                                                                  $247,407
      Ending Period Amount                                                                  $4,042,541
      Next Distribution Date Required Amount                                                $3,802,569

Capitalized Interest Account
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      Beginning Period Required Amount                                                              $0
      Beginning Period Amount                                                                       $0
      Net Investment Earnings                                                                       $0
      Current Period Release to Depositor                                                           $0
      Ending Period Required Amount                                                                 $0
      Ending Period Amount                                                                          $0


Pre-Funding Account
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      Beginning Period Amount                                                                       $0
      Net Investment Earnings                                                                       $0
      Release to Servicer for Additional Loans                                                      $0
      Current Period Release for Deposit to Collection Account                                      $0
      Ending Period Amount                                                                          $0

Reserve Account
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      Beginning Period Required Amount                                                     $22,633,645
      Beginning Period Amount                                                              $22,633,645
      Net Investment Earnings                                                                  $34,726
      Current Period Deposit                                                                        $0
      Current Period Release to Collection Account                                                  $0
      Current Period Release to Depositor                                                   $1,104,757
      Ending Period Required Amount                                                        $21,528,888
      Ending Period Amount                                                                 $21,528,888



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